Exhibit 1.1

                                                             EXECUTION COPY


                             THE ROUSE COMPANY

                              DEBT SECURITIES

                           UNDERWRITING AGREEMENT

                                                             March 10, 2004


To the Representatives of the
several Underwriters named in the
respective Pricing Agreements
hereinafter described.

Ladies and Gentlemen:

     From time to time The Rouse Company, a Maryland corporation (the "Company"), proposes to enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) certain of its debt securities (the "Securities") specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, the "Designated Securities").

     The terms and conditions of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement relating thereto and in or pursuant to the Indenture, dated as of February 24, 1995 (the "Indenture"), between the Company and J.P. Morgan Trust Company, National Association (as successor to Bank One, National Association, formerly known as the First National Bank of Chicago), as trustee (the "Trustee"), including in the provisions of the Designated Securities.

     1. Particular sales of Designated Securities may be made from time to time to the Underwriters of such Securities, for whom the firms designated as representatives of the Underwriters of such Securities in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to an Underwriter or Underwriters who act without any firm being designated as its or their representatives. This Underwriting Agreement (the "Agreement") shall not be construed as an obligation of the Company to sell any of the Securities or as an obligation of any of the Underwriters to purchase the Securities. The obligation of the Company to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall specify the aggregate principal amount of such Designated Securities, the initial public offering price of such Designated Securities, the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters and the principal amount of such Designated Securities to be purchased by each Underwriter and shall set forth the date, time and manner of delivery of such Designated Securities and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the Indenture and registration statement and prospectus with respect thereto) the terms and conditions of such Designated Securities. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of facsimile communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

     2. The Company represents and warrants to, and agrees with, each of the Underwriters that:

        (a) A registration statement on Form S-3 (File No. 333-67137) (the "Initial Registration Statement") in respect of the Securities has been (i) prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder, (ii) filed with the Commission under the Act and (iii) declared effective by the Commission; the registration statement, as amended at the date of this Agreement, meets the requirements set forth in Rule 415(a)(1)(x) under the Act and complies in all material respects with such Rule; and no stop order suspending the effectiveness of the registration statement or any post-effective amendment thereto, if any, has been issued, and no proceeding for that purpose has been initiated or threatened by the Commission; the Company proposes to file with the Commission pursuant to Rule 424(b) under the Act ("Rule 424(b)") a supplement to the form of prospectus included in the registration statement relating to the offering of the Securities and has previously advised you of all information (financial and other) with respect to the Company to be set forth therein. The term "Registration Statement" means the Initial Registration Statement, as amended as of the date of the Company's Annual Report on Form 10-K for the year ended December 31, 2003 (the "2003 Form 10-K"), as amended at the date of this Agreement and as amended from time to time hereafter, including the exhibits thereto, and the 2003 Form 10-K and all other documents incorporated or deemed to be incorporated therein by reference pursuant to Item 12 of Form S-3 (the "Incorporated Documents"), and such prospectus as then amended, including the Incorporated Documents, is hereinafter referred to as the "Base Prospectus"; and such supplemented form of prospectus, in the form in which it shall be filed with the Commission pursuant to Rule 424(b) (including the Base Prospectus as so supplemented), is hereinafter called the "Prospectus". If the Company has filed an abbreviated registration statement to register additional Securities pursuant to Rule 462(b) under the Securities Act (the "Rule 462 Registration Statement"), then any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462 Registration Statement. The Base Prospectus, as the same may be amended or supplemented from time to time by a preliminary form of prospectus supplement relating to the Designated Securities, as and if filed pursuant to Rule 424(b), is hereinafter called a "Preliminary Prospectus". Any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the Incorporated Documents that were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or the Act, as the case may be, on or before the issue date of any Preliminary Prospectus or the issue date of the Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the filing of any Incorporated Documents under the Exchange Act or the Act, as the case may be, after the date of the Pricing Agreement or the issue date of the Base Prospectus, any Preliminary Prospectus or the Prospectus, as the case may be, and deemed to be incorporated therein by reference;

        (b) The documents incorporated or deemed to be incorporated by reference in the Prospectus, when they were filed with the Commission or became effective, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and any further documents so filed and incorporated by reference in the Prospectus, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading;

        (c) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder; the Registration Statement and any amendment thereto do not and will not, as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the Prospectus does not contain and as amended or supplemented will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to the statement of eligibility and qualification on Form T-1 of the Trustee under the Trust Indenture Act (the "Form T-1") or any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus relating to such Securities;

        (d) The Company and its subsidiaries, taken as a whole, have not sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock (other than issuances of capital stock (i) pursuant to bonus stock awards granted in the ordinary course of business, (ii) upon exercise of options and stock appreciation rights and upon conversion or redemption of convertible securities and (iii) pursuant to the terms of the Contingent Stock Agreement, effective as of January 1, 1996, executed in connection with the acquisition by the Company of all of the outstanding equity interests in The Hughes Corporation and its affiliated partnership, Howard Hughes Properties, Limited Partnership (the "Contingent Stock Agreement"), in each case, except with respect to bonus stock awards granted in the ordinary course of business, which were outstanding as of the date of the latest audited financial statements included or incorporated by reference in the Prospectus), or any material and adverse change in the long-term debt of the Company and its subsidiaries, taken as a whole (it being understood that, absent unusual circumstances, an increase in long term debt of the Company and its subsidiaries, taken as a whole, of less than 5% would not be a material and adverse change to the Company and its subsidiaries, taken as a whole), or any material adverse change, or any development involving a prospective material adverse change, in or affecting the, business, properties, management, financial condition or results of operations (based on Funds From Operations) ("Material Adverse Effect") of the Company and its subsidiaries, taken as a whole, except as set forth or contemplated in the Prospectus;

        (e) Except as noted therein, the consolidated financial statements, and the related notes thereto, incorporated by reference in the Registration Statement and the Prospectus present fairly in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and changes in their consolidated cash flows for the periods specified; and such financial statements have been prepared in conformity with accounting principles generally accepted in the United States applied on a consistent basis; the supporting schedules incorporated by reference in the Registration Statement present fairly in all material respects the information required to be stated therein; and the pro forma financial information, and the related notes thereto, contained or incorporated by reference in the Registration Statement and the Prospectus fairly present in all material respects the information contained therein and have been prepared on a reasonable basis using reasonable assumptions and on a basis consistent with the segment accounting principles and policies of the Company reflected in such financial statements;

        (f) The Company and its subsidiaries have, or, in those cases where such subsidiary is a general partner in a partnership, such partnership has, good and marketable fee simple and/or leasehold title (as the case may be) to all real property owned by it or them (except for those lesser estates in real property which, in the aggregate, are not material in value to the Company and its subsidiaries), subject only to (A) those liens and encumbrances which have been reflected generally or in the aggregate in the financial statements of the Company as disclosed in the Prospectus or as are described specifically, generally or in the aggregate in the Prospectus, or (B) such liens and encumbrances (i) not required by generally accepted accounting principles to be disclosed in the financial statements of the Company, which (a) if all material covenants and conditions thereof are observed or performed, will not materially interfere with the use made or proposed to be made of such property by the Company and its subsidiaries or (b) are reasonable and customary with regard to the normal operation of land and improvements held for commercial purposes by first class owners and operators of commercial real estate, or (ii) which were incurred after the date of the latest audited financial statements included or incorporated by reference in the Prospectus in the ordinary course of business (including financings) and which, in the aggregate (on a net basis), are not material to the Company and its subsidiaries, taken as a whole. The Company and its subsidiaries have title to the personal property owned by it or them and, subject to the continued performance of the material covenants and conditions of liens and encumbrances thereon, have the right to use such property without interference in the normal course of business, except for such interference as would not have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole;

        (g) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of Maryland, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which the failure so to qualify and maintain good standing would have a material adverse effect on the Company and its subsidiaries, taken as a whole; and each subsidiary of the Company, including, without limitation, The Rouse Company LP, has been duly incorporated or formed and is validly existing as a corporation, limited liability company or limited partnership in good standing under the laws of its jurisdiction of incorporation or formation except for such failures to maintain good standing as would not have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole;

        (h) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned (with exceptions that are disclosed, whether directly or through incorporation by reference, in the Prospectus or are not material to the Company and its subsidiaries, taken as a whole) directly or indirectly by the Company, free and clear of all liens, encumbrances or claims (collectively, "Liens") except for (i) Liens in respect of our existing revolving credit facility and Liens relating to debt that have been disclosed specifically, generally or in the aggregate in the Prospectus or incurred after the date of the latest audited financial statements included or incorporated by reference in the Prospectus in the ordinary course of business (including financings), (ii) Liens incurred in the ordinary course of business that are not materially adverse to the operations of the Company and its subsidiaries, taken as a whole, (iii) restrictions on the transfer or use of the capital stock of any subsidiary under any partnership, joint venture or lease agreements to which the Company or any of its subsidiaries is a party and (iv) Liens relating to certain affiliates in which the Company acquired interests in connection with the acquisition of The Woodlands, a master-planned community in the Houston, Texas metropolitan area; and, except as described in or expressly contemplated by the Prospectus, there are no outstanding rights (including, without limitation, preemptive rights), warrants or options (other than stock options that have been issued to employees and rights to the issuance of shares of common stock of the Company held by the former Hughes owners pursuant to the Contingent Stock Agreement) to acquire, or instruments (other than the outstanding shares of Series B Preferred Stock of the Company) convertible or exchangeable for, any shares of capital stock or other equity interest in the Company, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company, any such convertible or exchangeable securities or any such rights, warrants, or options, which such rights, warrants, options, instruments, or contract, commitment, agreement, understanding or arrangement may be reasonably expected to be material to the securityholders of the Company. As used herein, the term "capital stock" means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a person that is not a corporation and any and all warrants or options to purchase any of the foregoing;

        (i) The Securities have been duly authorized, and, when Designated Securities are issued and delivered pursuant to this Agreement and the Pricing Agreement with respect to such Designated Securities, such Designated Securities will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms and entitled to the benefits of the Indenture, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Indenture has been duly authorized and qualified under the Trust Indenture Act and, at the Time of Delivery (as defined in Section 4 hereof) for such Designated Securities, the Indenture will constitute a valid and legally binding instrument enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture conforms and the Designated Securities will conform to the descriptions thereof contained in the Prospectus;

        (j) Neither the Company nor any of its subsidiaries is, or with the giving of notice or lapse of time or both, would be, in violation of or in default under, its articles of incorporation or bylaws or equivalent constitutive documents or any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them or any of their respective properties is bound, except for violations and defaults that, individually and in the aggregate, do not have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole; the issue and sale of the Designated Securities, the compliance by the Company with all of the provisions of the Designated Securities, the Indenture, this Agreement and the applicable Pricing Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject except for such conflict, breach, violation or default which does not have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole, nor will such actions result in any violation of the provisions of the articles of incorporation or the bylaws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the issue and sale of the Designated Securities or the consummation by the Company of the other transactions contemplated by this Agreement, the applicable Pricing Agreement or the Indenture, except such as have been, or will have been prior to the Time of Delivery, obtained under the Act or the Trust Indenture Act and such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Securities by the Underwriters;

        (k) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or to which any property of the Company or any of its subsidiaries is subject, which are likely, individually or in the aggregate, to have a Material Adverse Effect on the Company and its subsidiaries taken as a whole, and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

        (l) The Company is not, and after giving effect to each offering and sale of the Securities will not be, an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

        (m) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes;

        (n) The independent certified public accountants of the Company, who have certified certain financial statements of the Company and its subsidiaries or other specified entities referred to in their reports, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder; and

        (o) At all times commencing with the Company's taxable year ended December 31, 1998, the Company has been and after giving effect to the offering and the sale of the Designated Securities will continue to be, organized and operated in conformity with the requirements for qualification of the Company as a real estate investment trust ("REIT") under the Internal Revenue Code of 1986, as amended (the "Code"), and the proposed method of operation of the Company will enable the Company to continue to meet the requirements for qualification and taxation as a REIT under the Code.

     3. Upon the execution of the Pricing Agreement applicable to any Designated Securities and authorization by the Representatives of the release of such Designated Securities, the several Underwriters propose to offer such Designated Securities for sale upon the terms and conditions set forth in the Prospectus.

     4. Designated Securities to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in the form specified in such Pricing Agreement, and in such authorized denominations and registered in such names as the Representatives may request upon at least twenty-four hours' prior notice to the Company, shall be delivered by or on behalf of the Company to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by wire transfer in federal or other same day funds, payable to the order of the Company in the funds specified in such Pricing Agreement, all in the manner and at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the "Time of Delivery" for such Designated Securities.

     5. The Company agrees with each of the Underwriters of any Designated
Securities:

        (a) To prepare the Prospectus in relation to the applicable Designated Securities in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act no later than the Commission's close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the applicable Designated Securities or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement or Prospectus after the date of the Pricing Agreement relating to such Securities and prior to the Time of Delivery for such Securities which shall be disapproved by the Representatives for such Securities promptly after reasonable notice thereof, to advise the Representatives promptly of any such amendment or supplement after the Time of Delivery for such Securities and furnish the Representatives with copies thereof, to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Securities, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or any order preventing or suspending the use of any prospectus relating to such Securities, of the suspension of the qualification of such Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to such Securities or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order;

        (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify such Securities for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein for as long as may be necessary to complete the distribution of such Securities; provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

        (c) To furnish the Underwriters with (i) two copies of the Registration Statement (as originally filed) and each amendment thereto, and all exhibits and documents incorporated or deemed to be incorporated by reference therein and (ii) copies of the Prospectus in such quantities as the Representatives may from time to time reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Designated Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated or deemed to be incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus, which will correct such statement or omission or effect such compliance;

        (d) During the period beginning from the date of the Pricing Agreement for the Designated Securities and continuing to and including the Time of Delivery for such Designated Securities, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company that mature more than one year after the Time of Delivery and that are substantially similar to such Designated Securities, without the prior written consent of the Representatives;

        (e) To make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158); and

        (f) To apply the net proceeds from the sale of the Designated Securities as described in the Preliminary Prospectus and the Prospectus.

     6. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and all other amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing and producing any Agreement among Underwriters, this Agreement, any Pricing Agreement, the Indenture, any Blue Sky and legal investment memoranda, closing documents (including any compilations thereof) and any other documents so long as such documents have been approved by the Company in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in
Section 5(b) hereof, including the fees and disbursements of Simpson Thacher & Bartlett LLP, counsel to the Underwriters in connection with such qualification and in connection with Blue Sky and legal investment surveys;
(iv) any fees charged by securities rating agencies for rating the Securities; (v) any filing fees incident to, and the reasonable fees and disbursements of Simpson Thacher & Bartlett LLP, counsel to the Underwriters in connection with, any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (vi) the cost of preparing the Securities; (vii) the reasonable fees and expenses of any Trustee and any agent of any Trustee and any transfer or paying agent of the Company and the reasonable fees and disbursements of counsel for any Trustee or such agent in connection with any Indenture and the Securities; (viii) any taxes payable in connection with the issuance, sale and delivery of the Designated Securities to the Underwriters; and (ix) all other costs and expenses incident to the performance of its obligations hereunder, which are not otherwise specifically provided for in this Section. It is understood, however, that, except as otherwise specifically provided in this Section 6 and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

     7. The obligations of the Underwriters of any Designated Securities under the Pricing Agreement relating to such Designated Securities shall be subject, in the Representatives' discretion, to the condition that all representations and warranties and other statements of the Company included or incorporated by reference in the Pricing Agreement relating to such Designated Securities are true and correct at and as of the Time of Delivery for such Designated Securities and the condition that prior to such Time of Delivery the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

        (a) (i) The Prospectus in relation to the applicable Designated Securities shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with
Section 5(a) hereof; (ii) no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and (iii) all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Representatives;

        (b) Simpson Thacher & Bartlett LLP, counsel for the Underwriters shall have furnished to the Representatives such opinion or opinions, dated the Time of Delivery, with respect to the incorporation of the Company, the Indenture, the Securities, the Registration Statement, the Prospectus and such other related matters as the Representatives may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters;

        (c) The General Counsel of the Company, or other counsel for the Company satisfactory to the Representatives, shall have furnished to the Representatives such counsel's written opinion (which may be limited to the laws of the State of Maryland and the federal laws of the United States), dated the Time of Delivery in form and substance reasonably satisfactory to the Representatives, to the following effect:

            (i) The Company, The Rouse Company LP and each other Significant Subsidiary (as defined in Rule 405 under the Act) has been duly incorporated or organized and is validly existing in good standing under the laws of the State of Maryland or other jurisdiction of its incorporation or organization, as the case may be, with corporate, partnership or limited liability company, as the case may be, power and authority to own its properties and conduct its business as described in the Prospectus;

            (ii) The Company has an authorized capitalization as set forth in the Prospectus; and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

            (iii) The Company, The Rouse Company LP and each other Significant Subsidiary has been duly qualified as a foreign corporation, partnership or limited liability company, as the case may be, for the transaction of business and is in good standing under the laws of each other jurisdiction in which the failure so to qualify and maintain good standing would have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole (such counsel being entitled to rely in respect of the opinion in this clause (iii) upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company);

            (iv) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which is likely, individually or in the aggregate, to have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole, and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

            (v) This Agreement and the applicable Pricing Agreement with respect to the Designated Securities have been duly authorized, executed and delivered by the Company;

            (vi) The Designated Securities have been duly authorized, executed and issued by the Company;

            (vii) The Indenture has been duly authorized, executed and delivered by the Company;

            (viii) The issue and sale of the Designated Securities, the compliance by the Company with all of the provisions of the Designated Securities, the Indenture, this Agreement and the applicable Pricing Agreement, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject except for any such conflict, breach, violation or default which does not have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole, nor will such actions result in any violation of the provisions of the Company's articles of incorporation or bylaws, each as then amended or supplemented, or any federal or Maryland statute or any order, rule or regulation known to such counsel of any federal or Maryland court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties;

            (ix) No consent, approval, authorization, order, registration or qualification of or with any federal or Maryland governmental agency or body or, to such counsel's knowledge, any federal or Maryland court is required for the issue and sale of the Designated Securities or the consummation by the Company of the other transactions contemplated by this Agreement, the applicable Pricing Agreement or, with respect to the Designated Securities, the Indenture, except such as have been obtained under the Act or the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Securities by the Underwriters; and

            (x) The Incorporated Documents (other than the financial statements and related notes and schedules therein and other financial data and statistical information included therein or omitted therefrom, as to which such counsel need express no opinion), when they were filed with the Commission appeared on their face to be appropriately responsive, in all material respects, to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and nothing has come to such counsel's attention to cause such counsel to believe that any of the Incorporated Documents, when they were so filed, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading.

        Such counsel shall also advise the Underwriters that nothing has come to such counsel's attention to cause such counsel to believe that the Registration Statement (including the Incorporated Documents), as of the date of filing of the 2003 Form 10-K (other than the financial statements and related notes and schedules therein and other financial data derived therefrom included or incorporated by reference therein and the Form T-1 included therein, as to which such counsel need express no opinion), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (including the Incorporated Documents), as of the date of the Prospectus Supplement and as of the Time of Delivery (other than the financial statements and related notes and schedules therein and other financial data derived therefrom included or incorporated by reference therein and the Form T-1 included therein, as to which such counsel need express no opinion), contained or contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and such counsel does not know of any amendment to the Registration Statement required to be filed or any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or the Prospectus which are not filed or incorporated by reference or described as required.

        (d) Arnold & Porter LLP, special tax counsel for the Company, shall have furnished to the Representatives its written opinion, dated the Time of Delivery, in form and substance reasonably satisfactory to the Representatives, to the effect that:

            (i) The Company qualified to be taxed as a REIT pursuant to sections 856 through 860 of the Code for its taxable years ended December 31, 1998 through December 31, 2003, and the Company's organization and current and proposed method of operation will enable it to continue to meet the requirements for qualification and taxation as a REIT under the Code for all future taxable years; and

            (ii) The descriptions of the law and the legal conclusions contained in the Prospectus Supplement under the captions "Risk Factors - Risks Related to our Business - We are a real estate investment trust and will continue to be subject to complex current and future tax requirements" and "U.S. Federal Tax Considerations" are correct in all material respects, and the discussions thereunder fairly summarize the federal income tax considerations that are likely to be material to a holder of the Securities.

        (e) Fried, Frank, Harris, Shriver & Jacobson LLP, counsel for the Company, shall have furnished to the Representatives their written opinion (which may be limited to the laws of the State of New York and federal laws and may rely on an opinion of the General Counsel of the Company, or other counsel for the Company reasonably satisfactory to the Representatives, as to the laws of the State of Maryland), dated the Time of Delivery in form and substance reasonably satisfactory to the Representatives, to the following effect:

            (i) Each of the Underwriting Agreement and the applicable Pricing Agreement have been duly executed and delivered by the Company;

            (ii) The Designated Securities have been duly executed and issued and, when duly authenticated by the Trustee and delivered by the Company, will constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture;

            (iii) The Indenture constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms;

            (iv) The Indenture has been qualified under the Trust Indenture
        Act;

            (v) The Indenture conforms, and the Designated Securities will conform, in all material respects to the descriptions thereof contained in the Prospectus;

            (vi) The Registration Statement has become effective under the Act, and the filing of the Prospectus pursuant to Rule 424(b) under the Act has been made in the manner and within the time period required by Rule 424(b);

            (vii) The Initial Registration Statement, at the time it was declared effective by the Commission, the Rule 462 Registration Statement, at the time it became effective, and the Prospectus, as of March 10, 2004, appeared on their respective faces to be responsive as to form in all material respects to the requirements of the Act and the Trust Indenture Act and the rules and regulations promulgated thereunder (other than (a) the financial statements, notes and schedules thereto included therein or omitted therefrom, (b) other financial data included therein or omitted therefrom, (c) the Incorporated Documents and (d) the Form T-1 included therein, as to which such counsel need express no opinion); and

            (viii) The Company is not an "investment company" (as such term is defined in the Investment Company Act).

        Such counsel shall also advise the Underwriters that no facts have come to such counsel's attention that cause such counsel to believe that the Registration Statement (including the Incorporated Documents), as of the date of the 2003 Form 10-K, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (including the Incorporated Documents), as of the date of the Prospectus Supplement and as of such Time of Delivery, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. In each case, however, such counsel need express no view or belief with respect to financial statements, notes, or schedules and other financial data included in or omitted therein or therefrom.

        The opinions set forth in paragraphs (ii) and (iii) above of this
Section 7(e) may be subject to: (i) applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other laws now or hereafter in effect affecting creditors' rights generally; and (ii) general principles of equity (including, without limitation, standards of materiality, good faith, fair dealing and reasonableness) whether such principles are considered in a proceeding in equity or at law;

        (f) At the Time of Delivery for such Designated Securities, KPMG LLP, the independent certified public accountants of the Company, who have certified the financial statements of the Company and its subsidiaries, included or incorporated by reference in the Registration Statement, shall have furnished to the Representatives letters, dated the respective dates of delivery, in form and substance satisfactory to the Representatives, containing statements and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statement and the Prospectus;

        (g) (i) The Company and its subsidiaries, taken as a whole, have not sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus and (ii) since the respective dates as of which information is given in the Registration Statement and the Prospectus prior to the date of the Pricing Agreement relating to the Designated Securities there shall not have been any change in the capital stock (other than issuances of capital stock pursuant to bonus stock awards granted in the ordinary course of business, upon exercise of options and stock appreciation rights, upon conversion or redemption of convertible securities and pursuant to the terms of the Contingent Stock Agreement, in each case, except with respect to bonus stock awards granted in the ordinary course of business, which were outstanding as of the date of the latest audited financial statements included or incorporated by reference in the Prospectus) or any material adverse change in the long-term debt of the Company and its subsidiaries, taken as a whole (it being understood that, absent unusual circumstances, an increase in long-term debt of the Company and its subsidiaries, taken as a whole, of less than 5% would not be a material and adverse change to the Company and its subsidiaries, taken as a whole), or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, management, financial condition or results of operations (based on Funds From Operations) of the Company and its subsidiaries, taken as a whole, except as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus;

        (h) On or after the date of the Pricing Agreement relating to the Designated Securities, (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as the term is defined by the Commission for purposes of Rule 436(g)(2) under the Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities;

        (i) On or after the date of the Pricing Agreement relating to the Designated Securities, there shall not have occurred any of the following:
(i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities in New York declared by either federal or New York State authorities; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war; or (v) the occurrence of any other major calamity or crisis in the United States or affecting the United States, if the effect of any such event specified in clauses (iv) and (v) in the Representatives' reasonable judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities or both on the terms and in the manner contemplated in the Prospectus; and

        (j) The Company shall have furnished or caused to be furnished to the Representatives at the Time of Delivery for the Designated Securities a certificate or certificates of officers of the Company in such form and executed by such officers of the Company as shall be satisfactory to the Representatives, as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in Sections 7(a), (g) and (h) and as to such other matters (including, without limitation, with respect to compliance with debt agreements and instruments) as the Representatives may reasonably request.

     8. (a) The Company will indemnify and hold harmless each Underwriter, its directors, officers and employees and each person, if any, who controls any Underwriter within the meaning of the Act, from and against any losses, claims, damages or liabilities, joint or several, or any action in respect thereof to which such Underwriter, officer, employee or controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities or actions arise out of or are based upon
(i) an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus and any other prospectus relating to the Designated Securities, or any amendment or supplement thereto, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus and any other prospectus relating to the Designated Securities, or any amendments or supplements thereto a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter and each such director, officer, employee and controlling person promptly upon demand for any legal or other expenses reasonably incurred by such Underwriter and each such director, officer, employee and controlling person in connection with investigating or defending any such loss, damage, liability, action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus and any other prospectus relating to the Designated Securities, or any such amendment or supplement, in reliance upon and in conformity with information furnished in writing to the Company by any Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus relating to such Securities.

        (b) Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus and any other prospectus relating to the Designated Securities, or any amendment or supplement thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus and any other prospectus relating to the Designated Securities, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein, and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

        (c) Promptly after receipt by an indemnified party under Section 8(a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation provided, however, that any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate counsel (plus local counsel in each such jurisdiction) at any time for all such indemnified parties. If the indemnifying party does not assume the defense of such action, it is understood that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate counsel (plus local counsel in each such jurisdiction) at any time for all such indemnified parties, which firms shall be designated in writing by you, if the indemnified parties under this Section 8 consist of any Underwriter of the Designated Securities or any of its respective directors, officers, employees or controlling persons, or by the Company, if the indemnified parties under this Section 8 consist of the Company or any of its directors, officers, administrative trustees or controlling persons. The indemnifying party shall not be liable for any settlement of an action or claim for monetary damages which an indemnified party may effect without the consent of the indemnifying party, which consent shall not be unreasonably withheld. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim), unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party. For purposes of this Section 8, references to "counsel" shall include a firm of attorneys.

     (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under
Section 8(a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters of the Designated Securities on the other from the offering of the Designated Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under Section 8(c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits referred to in the immediately preceding sentence but also the relative fault of the Company on the one hand and the Underwriters of the Designated Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total commissions or discounts received by such Underwriters in respect thereof. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading relates to information supplied by the Company on the one hand or by any such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 8(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total public offering price at which the applicable Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Securities in this Section 8(d) to contribute are several in proportion to their respective underwriting obligations with respect to such Securities and not joint.

        (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of any Underwriter and to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

     9. (a) If any Underwriter shall default in its obligation to purchase the Designated Securities which it has agreed to purchase under the Pricing Agreement relating to such Designated Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Designated Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Designated Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Designated Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company that they have so arranged for the purchase of such Designated Securities, or the Company notifies the Representatives that it has so arranged for the purchase of such Designated Securities, the Representatives or the Company shall have the right to postpone the Time of Delivery for such Designated Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Securities.

     (b) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of such Designated Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of the Designated Securities, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Designated Securities which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro-rata share (based on the principal amount of Designated Securities which such Underwriter agreed to purchase under such Pricing Agreement) of the Designated Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     (c) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of Designated Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of the Designated Securities as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Designated Securities of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Designated Securities shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in
Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any officer or director or controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.

     11. If any Pricing Agreement shall be terminated pursuant to Section 9 hereof or if the condition in Section 7(i) is not satisfied, the Company shall not then be under any liability to any Underwriter with respect to the Designated Securities covered by such Pricing Agreement except as provided in Sections 6 and 8 hereof, but, if for any other reason, Designated Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but the Company shall then be under no further liability to any Underwriter with respect to such Designated Securities except as provided in Sections 6 and 8 hereof.

     12. In all dealings hereunder, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

     All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: General Counsel; provided, however, that any notice to an Underwriter pursuant to
Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its underwriters' questionnaire, or telex constituting such questionnaire, which address will be supplied to the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

     13. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Sections 8 and 10 hereof, the directors, officers and employees of the Company or any Underwriter and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     14. Time shall be of the essence of each Pricing Agreement. As used herein, "business day" shall mean any day on which the New York Stock Exchange, Inc. is open for trading.

     15. THIS AGREEMENT AND EACH PRICING AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     16. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

                                            Very truly yours,

                                            THE ROUSE COMPANY



                                            By:  /s/ Anthony Mifsud
                                               -------------------------------
                                               Name:  Anthony Mifsud
                                               Title: Vice President




J.P. MORGAN SECURITIES INC.



By:/s/ Maria Sramek
   -------------------------------
Name:  Maria Sramek
Title: Vice President



BANC OF AMERICA SECURITIES LLC


By:/s/ Lily Chang
   -------------------------------
Name:  Lily Chang
Title: Principal


UBS SECURITIES LLC


By:/s/ Scott Whitney
   -------------------------------
Name:  Scott Whitney
Title: Director


By:/s/ Ryan Donovan
   -------------------------------
Name:  Ryan Donovan
Title: Associate Director



On behalf of themselves and each of the other Underwriters

                                                                    ANNEX I

                             PRICING AGREEMENT
                             -----------------


                                                     _____________ __, 20__


J.P. Morgan Securities Inc.
Banc of America Securities LLC
UBS Securities LLC
As Representatives of the several
Underwriters named in Schedule I hereto
Ladies and Gentlemen:

     The Rouse Company, a Maryland corporation (the "Company"), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated March __, 2004 (the "Underwriting Agreement"), to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Securities specified in Schedule II hereto (the "Designated Securities"). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein, and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus relating to the Designated Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Underwriters of the Designated Securities pursuant to Section 12 of the Underwriting Agreement and the address of the Representatives referred to in such Section 12 are set forth at the end of Schedule II hereto.

     An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

     Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in
Schedule II hereto, the principal amount of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto.

     If the foregoing is in accordance with your understanding, please sign and return to us six counterparts hereof (one for the Company and one for each of the Representatives plus one for each counsel) and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company.

                                            Very truly yours,

                                            THE ROUSE COMPANY



                                            By:
                                               ------------------------
                                               Name:
                                               Title:
J.P. MORGAN SECURITIES INC.


By:
   -------------------------------
Name:
Title:



BANC OF AMERICA SECURITIES LLC


By:
   -------------------------------
Name:
Title:



UBS SECURITIES LLC


By:
   -------------------------------
Name:
Title:



By:
   -------------------------------
Name:
Title:



On behalf of themselves and each of the other Underwriters

                                 SCHEDULE I
                                 ----------


                                                       Principal Amount
                                                   of Designated Securities
    Underwriter                                         to be Purchased
    -----------                                         ---------------

    J.P. Morgan Securities Inc.                  $
    Banc of America Securities LLC               $
    UBS Securities LLC                           $
    [Insert additional Underwriters]             $
                                                  -----------
    Total                                        $

                                SCHEDULE II
                                -----------

TITLE OF DESIGNATED SECURITIES:

     ______% Notes due 20__


AGGREGATE PRINCIPAL AMOUNT:

     $
      -------------------

PRICE TO PUBLIC:

     ____% of the principal amount of the Designated Securities, plus accrued interest, if any, from _____________, 20__

PURCHASE PRICE BY UNDERWRITERS:

     ___% of the principal amount of the Designated Securities, plus accrued interest, if any, from _____________, 20__

FORM OF DESIGNATED SECURITIES:

     Book-entry only form represented by one or more global securities deposited with The Depository Trust Company ("DTC") or its designated custodian, to be made available for checking by the Representatives at least twenty-four hours prior to the Time of Delivery at the office of DTC.

SPECIFIED FUNDS FOR PAYMENT OF PURCHASE PRICE:

     Federal or other same day funds

TIME OF DELIVERY:

     9:30 a.m. (New York City time), _____________, 20__

INDENTURE:

     Indenture, dated as of February 24, 1995 (the "Indenture") between the Company and J.P. Morgan Trust Company, National Association (as successor to Bank One, National Association, formerly known as the First National Bank of Chicago), as Trustee

MATURITY:

     _____________, 20__

INTEREST RATE:

     ___% per annum

INTEREST PAYMENT DATES:

     _____________ and _____________, beginning on _____________, 20__

REDEMPTION PROVISIONS:

     The Designated Securities may be redeemed, in whole or in part, at any time at the option of the Company, for a Make-Whole Price (as described in the Prospectus Supplement dated the date hereof relating to the Designated Securities).

SINKING FUND PROVISIONS:

     None.

CONVERTIBILITY OR EXCHANGEABILITY PROVISIONS:

     None.

DEFEASANCE PROVISIONS:

     As set forth in the Indenture.

OTHER TERMS:

     For purposes of the Designated Securities and, insofar as used with respect to the Designated Securities, the Indenture, (i) the modifications set forth under the caption "Description of the Notes--Covenants" in the prospectus supplement dated _________ __, 20__ relating to the Designated Securities (the "Prospectus Supplement"), will apply to the covenants set forth under "Description of Debt Securities--Certain Covenants--Limitation on the Incurrence of Debt" in the Prospectus and (ii) the additional covenants set forth under the caption "Description of the Notes--Covenants" in the Prospectus Supplement will also apply.

     For purposes of the Designated Securities and, insofar as used with respect to the Designated Securities, the Indenture, the definitions set forth under the caption "Description of the Notes--Certain Definitions" in the Prospectus Supplement will apply and supersede any conflicting definitions contained in the Indenture.

     For purposes of the Designated Securities and, insofar as used with respect to the Designated Securities, the Indenture, the modifications set forth under the caption "Description of the Notes--Consolidation, Merger, Sale, Conveyance and Lease" in the Prospectus Supplement will apply to the provisions set forth under the caption "Description of the Debt Securities--Consolidation, Merger, Sale, Conveyance and Lease" in the Prospectus.

     For purposes of the Designated Securities and, insofar as used with respect to the Designated Securities, the Indenture, the following shall replace clause (5) of Section 501 of the Indenture:

        (5) a default under any bond, debenture, note, mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company (or by any Subsidiary, the repayment of which the Company has guaranteed or for which the Company is directly responsible or liable as obligor or guarantor) (including a default with respect to Securities of any series other than that series) having an aggregate principal amount outstanding of at least $10,000,000, whether such indebtedness now exists or shall hereafter be created, which default shall have resulted from the failure to pay such indebtedness at its maturity or shall have resulted in such indebtedness being declared due and payable prior to the date on which it would otherwise have become due and payable, without such acceleration having been rescinded or annulled, within a period of 10 days after there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default and requiring the Company to cause such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder; or


CLOSING LOCATION FOR DELIVERY OF DESIGNATED SECURITIES:

     Simpson Thacher & Bartlett LLP
     425 Lexington Avenue
     New York, NY 10017

NAMES AND ADDRESSES OF REPRESENTATIVES:

     Designated Representatives:

         J.P. Morgan Securities Inc.
         Banc of America Securities LLC
         UBS Securities LLC

     Address for Notices, etc.:

         J.P. Morgan Securities Inc.
         270 Park Avenue
         New York, NY 10017
         Facsimile: (212) 834-6081
         Attention:  High Grade Syndicate Desk-8th Floor

         Banc of America Securities LLC
         9 West 57th Street
         NY1-301-2M-01
         New York, NY 10019
         Facsimile: (212) 847-5184
         Attention:  High Grade Capital Markets Transaction Management

                          -and-

         UBS Securities LLC
         677 Washington Blvd
         Stamford, CT 06901
         Facsimile:  (203) 719-0495
         Attention:  Fixed Income Syndicate


UNDERWRITERS COUNSEL:

    Simpson Thacher & Bartlett LLP